NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2

CLOSING DATE: OCTOBER 28, 2004
MONTHLY DISTRIBUTION REPORT


COLLECTION PERIOD                              05/01/05     TO     05/31/05
MONTHLY DISTRIBUTION DATE                      06/27/05
VOLUME 7



------------------------------------------------------------------------------------------------------------------------------------
I  ASSET AND LIABILITY SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------------------------------------
A.    STUDENT LOAN PORTFOLIO                                                              04/30/05                         CHANGE
   -------------------------------------------------------------------------------------------------------------------------------
   1  Student Loan Principal                                                    $   810,042,942.06               $  (1,793,180.26)
   2  Student Loan Accrued Interest + Accrued Late Fees                         $     5,757,818.61               $   4,258,829.62
                                                                                ------------------               -----------------
   3  Pool Balance                                                              $   815,800,760.67               $   2,465,649.36
                                                                                ------------------               -----------------

   4  Weighted Average Coupon (WAC)                                                         7.29%                           0.00%
   5  Weighted Average Maturity (WAM)                                                262.3 Months                     -1.2 Months
   6  Number of Loans                                                                      67,768                            -118
   7  Number of Borrowers                                                                  64,669                            -114

   -------------------------------------------------------------------------------------------------------------------------------
B.    TRUST ACCOUNTS AND TERI PLEDGE FUND                                                04/30/05                          CHANGE
   -------------------------------------------------------------------------------------------------------------------------------

   1  Collection Account + Collections Receivable Account                       $     3,042,401.83                $   (275,163.26)
   2  Reserve Account (at market value)                                         $   243,999,840.76                $   (658,838.66)

                                                                                ------------------
                                                                                                                  ---------------
   3  Total Trust Accounts                                                      $   247,042,242.59                $   (934,001.92)

   4  TERI Pledge Fund (at market value)                                        $    46,778,655.16                $     93,086.86

   5  Total Trust Accounts and TERI Pledge Fund                                 $   293,820,897.75                $   (840,915.06)

   6  Pool Balance + Trust Accounts                                             $ 1,062,843,003.26                $  1,531,647.44

   7  Pool Balance + Trust Accounts + TERI Pledge Fund                          $ 1,109,621,658.42                $  1,624,734.30

   8  Has the Stepdown Date occurred (a) NO
      If "Yes" :
      (a) Is the parity ratio at least 101%?
      (b) Is the Cumulative Gross Default Rate greater than 10%?
      (c) Is TERI solvent and paying claims?

   -------------------------------------------------------------------------------------------------------------------------------

C.    SECURITIES            CUSIP           INDEX     SPREAD                         04/30/05         CHANGE         05/31/05
   -------------------------------------------------------------------------------------------------------------------------------
   1  Class A-1           63543PAU0       1M LIBOR     0.11%                    $   280,955,246.14    $     -    $  280,955,246.14
   2  Class A-2           63543PAV8       1M LIBOR     0.15%                    $   149,830,000.00    $     -    $  149,830,000.00
   3  Class A-3           63543AW6        1M LIBOR     0.21%                    $   187,338,000.00    $     -    $  187,338,000.00
   4  Class A-4           63543PAX4       1M LIBOR     0.31%                    $   194,695,000.00    $     -    $  194,695,000.00
   5  Class A-5 (b)    63543PAY2 & BC9    1M LIBOR     0.48%                    $   187,870,000.00    $     -    $  187,870,000.00
   6  Class A-IO          63543PAZ9         Fixed      9.75%                          (c)             $     -            (c)
   7  Class B             63543PBA3       1M LIBOR     0.54%                    $    55,800,000.00    $     -    $   55,800,000.00
   8  Class C             63543PBB1       1M LIBOR     0.80%                    $    56,800,000.00               $   56,800,000.00
      ----------------------------------------------------------------------------------------------------------------------------
   9  Total Securities                                                          $ 1,113,288,246.14    $     -    $1,113,288,246.14
      ----------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]


-----------------------------------------------------------------------------------------------------------------------------
I  ASSET AND LIABILITY SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------
A.    STUDENT LOAN PORTFOLIO                                                                           05/31/05
   ------------------------------------------------------------------------------------------------------------
   1  Student Loan Principal                                                                 $   808,249,761.80
   2  Student Loan Accrued Interest + Accrued Late Fees                                      $    10,016,648.23
                                                                                             ------------------
   3  Pool Balance                                                                           $   818,266,410.03
                                                                                             ------------------

   4  Weighted Average Coupon (WAC)                                                                      7.29%
   5  Weighted Average Maturity (WAM)                                                             261.1 Months
   6  Number of Loans                                                                                   67,650
   7  Number of Borrowers                                                                               64,555

   ------------------------------------------------------------------------------------------------------------
B.    TRUST ACCOUNTS AND TERI PLEDGE FUND                                                              05/31/05
   ------------------------------------------------------------------------------------------------------------

   1  Collection Account + Collections Receivable Account                                    $     2,767,238.57
   2  Reserve Account (at market value)                                                      $   243,341,002.10


                                                                                             ------------------
   3  Total Trust Accounts                                                                   $   246,108,240.67

   4  TERI Pledge Fund (at market value)                                                     $    46,871,742.02

   5  Total Trust Accounts and TERI Pledge Fund                                              $   292,979,982.69

   6  Pool Balance + Trust Accounts                                                          $ 1,064,374,650.70

   7  Pool Balance + Trust Accounts + TERI Pledge Fund                                       $ 1,111,246,392.72

   8  Has the Stepdown Date occurred (a) NO
      If "Yes" :
      (a) Is the parity ratio at least 101%?
      (b) Is the Cumulative Gross Default Rate greater than 10%?
      (c) Is TERI solvent and paying claims?

   --------------------------------------------------------------------------------------------------------------------------
                                                                                                                     % OF
C.    SECURITIES                                                                  CHANGE               06/27/05    SECURITIES
   --------------------------------------------------------------------------------------------------------------------------
   1  Class A-1                                                                   $     -    $   280,955,246.14        25.24%
   2  Class A-2                                                                   $     -    $   149,830,000.00        13.46%
   3  Class A-3                                                                   $     -    $   187,338,000.00        16.83%
   4  Class A-4                                                                   $     -    $   194,695,000.00        17.49%
   5  Class A-5 (b)                                                               $     -    $   187,870,000.00        16.88%
   6  Class A-IO                                                                  $     -             (c)               0.00%
   7  Class B                                                                     $     -    $    55,800,000.00         5.01%
   8  Class C                                                                                $    56,800,000.00         5.10%
      -----------------------------------------------------------------------------------------------------------------------
   9  Total Securities                                                            $     -    $ 1,113,288,246.14       100.00%
      -----------------------------------------------------------------------------------------------------------------------

(a) The Stepdown Date is December 2010. At the Stepdown Date principal payments made on the Class B and Class C Securities may begin to be paid pro-rata with the Class A Securities. See the prospectus for complete information concerning the Stepdown Date.
(b)      Class A-5 Securities include Class A-5-1 and A-5-2.
(c)      The initial notional amount, in effect thru Oct. 2008, for Class A-IO
         (interest-only) equals $100,000,000,


National Collegiate Student Loan Trust 2004-2

-----------------------------------------------------------------------------------------------------------------------------------
II TRANSACTIONS AND ACCRUALS                                                                                 FROM 5/1/05 TO 5/31/05
-----------------------------------------------------------------------------------------------------------------------------------

A.    Student Loan Cash Principal Activity
   1  Principal Payments Received                                                                                 $  (1,548,965.76)
   2  Principal Claims from Guarantor                                                                             $    (135,832.05)
   3  Repurchased Principal                                                                                       $              -
   4  New Loan Additions                                                                                          $              -
   5  Other Adjustments (cancellations, consolidations and other)                                                 $     (97,636.62)
      -----------------------------------------------------------------------------------------------------------------------------
   6  Total Principal Collections                                                                                 $  (1,782,434.43)
      -----------------------------------------------------------------------------------------------------------------------------

B.    Student Loan Non-Cash Principal Activity
   1  Capitalized Interest                                                                                        $      52,814.18
   2  Realized Losses                                                                                             $              -
   3  New Loan Additions                                                                                          $              -
   4  Other Adjustments                                                                                           $     (63,560.01)
      -----------------------------------------------------------------------------------------------------------------------------
   5  Total Non-Cash Principal Activity                                                                           $     (10,745.83)
      -----------------------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------------------
C.    Total Student Loan Principal Activity (II.A.6 + II.B.5)                                                     $  (1,793,180.26)
      -----------------------------------------------------------------------------------------------------------------------------

D.    Student Loan Cash Interest Activity
   1  Interest Payments Received                                                                                  $    (715,133.53)
   2  Interest Claims from Guarantor                                                                              $      (1,149.11)
   3  Repurchased Interest                                                                                        $              -
   4  New Loan Additions                                                                                          $              -
   5  Late Fees                                                                                                   $      (1,129.80)
   6  Other Adjustments (cancellations, consolidations and other)                                                 $        (936.09)
      -----------------------------------------------------------------------------------------------------------------------------
   7  Total Interest Collections                                                                                  $    (718,348.53)
      -----------------------------------------------------------------------------------------------------------------------------
E.    Student Loan Non-Cash Interest Activity
   1  Interest Accruals                                                                                           $   5,007,209.01
   2  Capitalized Interest                                                                                        $     (52,814.18)
   3  Realized Losses                                                                                             $              -
   4  Other Adjustments                                                                                           $      20,939.80
   5  Non-Cash Late Fees                                                                                          $       1,843.52
      -----------------------------------------------------------------------------------------------------------------------------
   6  Total Non-Cash Interest Activity                                                                            $   4,977,178.15
      -----------------------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------------------
F.    Total Student Loan Interest Activity (II.D.7 + II.E.6)                                                      $   4,258,829.62
      -----------------------------------------------------------------------------------------------------------------------------

NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2

------------------------------------------------------------------------------------------------------------------------------------
III  COLLECTION ACCOUNT ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------
A.       COLLECTION ACCOUNT
     1   Collections by Servicers                                                                                     $ 2,362,672.00
     2   Claim Payments from Guarantor                                                                                $   136,981.16
     3   Liquidation Proceeds and Recoveries                                                                          $            -
     4   Sale Proceeds                                                                                                $            -
     5   Investment Earnings on Trust Accounts                                                                        $   588,612.95
     6   Excess of Specified Reserve Account Balance                                                                  $            -
     7   Other Receipts (Late Fees and Other)                                                                         $     1,129.80
     8   Prior Month Allocation                                                                                       $   258,342.10
     9   Non-Cash Loan Cancellations from a prior period                                                              $            -
         ---------------------------------------------------------------------------------------------------------------------------
    10   Total Available Funds                                                                                        $ 3,347,738.01
         ---------------------------------------------------------------------------------------------------------------------------

B.   ALLOCATIONS THRU 5/31/05 WITH PAYMENTS AND DISTRIBUTIONS FOR 6/27/05       TOTAL AVAILABLE      REMAINING           RESERVE
                                                                                     FUNDS             FUNDS             TRANSFER
     1   Payment of Trust Expenses, Servicer, Administrator, Paying             $  3,347,738.01    $3,347,738.01
         Agent and Back-up Administrator
              (a) Payment of Trust Expenses                                     $          -       $3,347,738.01      $            -
              (b) Payment of Servicing Fees                                     $    110,166.43    $3,237,571.58      $            -
              (c) Payment of Administration Fees                                $     33,677.07    $3,203,894.51      $            -
              (d) Payment to Irish Paying Agent                                 $          -       $3,203,894.51      $            -
              (e) Payment of Back-up Administration Fees                        $      1,000.00    $3,202,894.51      $            -
     2   Allocation of Trust Expenses, Servicer, Administrator, Paying
         Agent and Back-up Administrator
              (a) Allocation of Trust Expenses                                  $          -       $3,202,894.51      $            -
              (b) Allocation of Servicing Fees                                  $    110,166.43    $3,092,728.08      $            -
              (c) Allocation of Administration Fees                             $          -       $3,092,728.08      $            -
              (d) Allocation to Irish Paying Agent                              $          -       $3,092,728.08      $            -
              (e) Allocation of Back-up Administration Fees                     $          -       $3,092,728.08      $            -
     3   Payment to TERI Pledge Fund, additional Guaranty Fees                  $          -       $3,092,728.08      $            -
     4   Allocation to TERI Pledge Fund, additional Guaranty Fees               $    175,095.85    $2,917,632.23      $            -
     5   Payment of Interest Distribution Amount to Class A Securities:
              (a) Class A-1                                                     $    824,135.39    $2,093,496.84      $            -
              (b) Class A-2                                                     $    444,995.10    $1,648,501.74      $            -
              (c) Class A-3                                                     $    566,697.45    $1,081,804.29      $            -
              (d) Class A-4                                                     $    606,799.42    $  475,004.87      $            -
              (e) Class A-5                                                     $    558,913.25    $           -      $    83,908.38
              (f) Class A-IO                                                    $    812,500.00    $           -      $   896,408.38
     6   Payment of Interest Distribution Amount to Class B Securities:
              (a) Class B                                                       $    185,674.50    $           -      $ 1,082,082.88
     7   Payment of Interest Distribution Amount to Class C Securities:
              (b) Class C                                                       $    202,539.33    $           -      $ 1,284,622.21
     8   Payment to Reserve Account up to Specified Reserve Account Balance     $          -       $           -      $            -
     9   Payment to TERI, to Purchase Rehabilitated Loans                       $          -       $           -      $            -
    10   Payment of Principal Distribution Amount to Class A Securities:
              (a) Class A-1                                                     $          -       $           -      $            -
              (b) Class A-2                                                     $          -       $           -      $            -
              (c) Class A-3                                                     $          -       $           -      $            -
              (d) Class A-4                                                     $          -       $           -      $            -
              (e) Class A-5-1                                                   $          -       $           -      $            -
    11   Payment of Principal Distribution Amount to Class B Securities:
              (a) Class B                                                       $          -       $           -      $            -
    12   Payment of Principal Distribution Amount to Class C Securities:
              (b) Class C                                                       $          -       $           -      $            -
    13   Payment of any Unreimbursed Advances:                                  $          -       $           -      $            -
              (a) Payment of Trust Expenses                                     $          -       $           -      $            -
              (b) Payment of Servicing Fees                                     $          -       $           -      $            -
              (c) Payment of Administration Fees                                $          -       $           -      $            -
              (d) Payment of Irish Paying Agent                                 $          -       $           -      $            -
              (e) Payment of Back-up Administration Fees                        $          -       $           -      $            -
              (f) Payment to First Marblehead Corporation                       $          -       $           -      $            -
    14   On and after 10% Pool Balance Distribution Date,                       $          -       $           -      $            -
              (a) Is a Turbo Parity Trigger in effect?                                  No
              (b) Has a TERI Turbo Trigger occurred?                                    No
    15   Remaining Funds to owner trust certificate holders                     $          -       $           -      $            -



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
NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2

------------------------------------------------------------------------------------------------------------------------------------
IV  PARITY CALCULATIONS (EXCLUDES TERI PLEDGE FUND)                                           04/30/05                      05/31/05
------------------------------------------------------------------------------------------------------------------------------------
         1     Senior Parity (Pool Balance + Trust Accounts / Class A Securities) (a)          106.21%                       106.36%
         2     Total Parity (Pool Balance + Trust Accounts / Securities) (a)                    95.47%                        95.61%
------------------------------------------------------------------------------------------------------------------------------------
(a) Parity ratio calculations include all Securities including A-5-2 securities issued in a privately negotiated transaction
------------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
V  PORTFOLIO CHARACTERISTICS BY PAYMENT STATUS
-------------------------------------------------------------------------------------------------------------------------------
                                                                WAC                   # OF LOANS                    %
                                                       ----------------------    -------------------     ----------------------
PAYMENT STATUS                                         04/30/05     05/31/05     04/30/05   05/31/05      04/30/05    05/31/05
-------------------------------------------------------------------------------------------------------------------------------
Interim (1)
              In School                                 7.33%         7.33%       56,642      56,298       83.58%      83.22%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INTERIM                                                                     56,642      56,298        83.58%     83.22%
-------------------------------------------------------------------------------------------------------------------------------
REPAYMENT
              ACTIVE
                           Current                      7.06%         7.04%       10,416      10,367       15.37%      15.32%
                           31-60 Days Delinquent        7.04%         7.46%          181         371        0.27%       0.55%
                           61-90 Days Delinquent        7.41%         7.17%          120         164        0.18%       0.24%
                           91-120 Days Delinquent       6.91%         7.32%           29          63        0.04%       0.09%
                           121-150 Days Delinquent      6.28%         6.75%           32          15        0.05%       0.02%
                           151-180 Days Delinquent      6.96%         6.68%           10          23        0.01%       0.03%
                           > 180 Days Delinquent        7.40%         7.31%           23          32        0.03%       0.05%

              FORBEARANCE                               6.82%         7.00%          315         317        0.46%       0.47%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL REPAYMENT                                                                   11,126      11,352       16.42%      16.78%
-------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                                                                       67,768      67,650      100.00%      100.00%
-------------------------------------------------------------------------------------------------------------------------------

[TBLE CONTINUED]

                                                                    PRINCIPAL AMOUNT                          %
                                                          -----------------------------------         -----------------------
PAYMENT STATUS                                               04/30/05               05/31/05          04/30/05      05/31/05
-----------------------------------------------------------------------------------------------------------------------------
Interim (1)
              In School                                   $683,576,886.64       $679,477,770.11         84.39%       84.07%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INTERIM                                             $683,576,886.64       $679,477,770.11         84.39%       84.07%
-----------------------------------------------------------------------------------------------------------------------------
REPAYMENT
              ACTIVE
                           Current                        $119,052,151.91       $117,682,727.87         14.70%       14.56%
                           31-60 Days Delinquent          $  1,811,438.97       $  4,238,260.60          0.22%        0.52%
                           61-90 Days Delinquent          $  1,509,426.93       $  1,766,737.68          0.19%        0.22%
                           91-120 Days Delinquent         $    371,543.56       $    838,171.24          0.05%        0.10%
                           121-150 Days Delinquent        $    237,335.61       $    138,066.38          0.03%        0.02%
                           151-180 Days Delinquent        $    101,011.47       $    203,433.27          0.01%        0.03%
                           > 180 Days Delinquent          $    240,202.55       $    339,890.45          0.03%        0.04%

              FORBEARANCE                                 $  3,142,944.42       $  3,564,704.20          0.39%        0.44%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL REPAYMENT                                           $126,466,055.42       $128,771,991.69         15.61%       15.93%
-----------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                                               $810,042,942.06       $808,249,761.80        100.00%      100.00%
-----------------------------------------------------------------------------------------------------------------------------

(1)      Loans in Interim Status have not yet had a scheduled payment.


National Collegiate Student Loan Trust 2004-2


-----------------------------------------------------------------------------------------------------------------
VI Portfolio Characteristics by Borrower Type and School Type
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                             04/30/05                             05/31/05
                                             --------------------------------------------------------------------
Borrower Type                                Principal Amount           %         Principal Amount           %
-----------------------------------------------------------------------------------------------------------------
Creditworthy Cosigned Loans                  $ 665,149,147.35         82.11%      $ 663,733,513.77         82.12%
Creditworthy Non-Cosigned Loans              $ 143,284,949.58         17.69%      $ 142,911,270.94         17.68%
Creditready Loans                              $ 1,608,845.13          0.20%        $ 1,604,977.09          0.20%
-----------------------------------------------------------------------------------------------------------------
Total                                        $ 810,042,942.06        100.00%      $ 808,249,761.80        100.00%
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                             04/30/05                             05/31/05
                                             --------------------------------------------------------------------
School Type                                  Principal Amount           %         Principal Amount           %
-----------------------------------------------------------------------------------------------------------------
2 Year Private                               $   8,361,166.68          1.03%      $   8,744,203.77          1.08%
2 Year Public                                $  97,184,393.94         12.00%      $  97,009,142.06         12.00%
4 Year Private                               $ 180,315,389.01         22.26%      $ 179,857,852.70         22.25%
4 Year Public                                $ 377,665,426.40         46.62%      $ 377,007,678.48         46.64%
Graduate                                     $  90,779,608.06         11.21%      $  90,543,626.36         11.20%
K-12                                         $  21,362,288.83          2.64%      $  21,201,420.83          2.62%
Proprietary                                  $  34,374,669.14          4.24%      $  33,885,837.60          4.19%
-----------------------------------------------------------------------------------------------------------------
Total                                        $ 810,042,942.06        100.00%      $ 808,249,761.80        100.00%
-----------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------
VII Default  Detail
-----------------------------------------------------------------------------------------------------------------
                                                                                 4/30/05              5/31/05
                                                                            -------------------------------------
                                                                            Principal Amount     Principal Amount
-----------------------------------------------------------------------------------------------------------------
A.  Cumulative Claims Filed to TERI(1)                                      $    667,635.16      $    800,979.27

B.  Cumulative Gross Default Rate (2)                                                  0.48%                0.56%

C.  Claims Cancelled (Non-Default)                                          $             -      $             -

D.  Cumulative Net Default Rate (3)                                                    0.48%                0.56%

E.  Cumulative Claim Payments Made by TERI                                  $    376,019.67      $    511,851.72

F.  Claims in Process                                                       $    291,615.49      $    289,127.55

G.  Cumulative net loss, claims rejected, aged 24 months or more            $             -      $             -

H.  Is TERI Principal Trigger in effect?                                            No                   No
    Is TERI Turbo Trigger in effect?                                                No                   No
-----------------------------------------------------------------------------------------------------------------
(1)      Cumulative principal balance of student loans subject to a TERI guaranty event as of the last day of the Collection Period.
(2)      Section VII.A divided by the principal balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the Trust.
(3)      Section VII.A adjusted by ( C ) Claims Cancelled and returned to a non-default status divided by the cumulative principal balance defined in footnote (2).